SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 17, 2005

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On March 17, 2005, Hancock Holding Company
issued a press release announcing a presentation to be made at Cohen Bros. & Co.,
Inc. investors conference in New York, NY during the morning of March 18, 2005.
The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated March 17, 2005, headed "March 18th Hancock Holding
                             Company presentation at Cohen Bros. investors
                             conference rescheduled for morning slot."

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2005
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release
---------------------
March 17, 2005

For More Information
--------------------
R. Paul Maxwell, VP & Corporate Communications Manager
(228) 214-5252 or 1.800.522.6542 (x.85252)
paul_maxwell@hancockbank.com

===================================================================================================================

                                  March 18th Hancock Holding Company presentation
                         at Cohen Bros. investors conference rescheduled for morning slot

     GULFPORT,  MS (March 17, 2005) - A review of corporate  performance and business strategies by Hancock Holding
Company  (NASDAQ:  HBHC) senior  executives on Friday,  March 18, 2005, at the Cohen Bros. & Co.,  Inc., 1st Annual
Investors  Conference  in New York,  NY,  will take  place  from 9:25 - 9:55 a.m.  (EST),  rather  than  during the mid-afternoon timeframe announced earlier this week.

     Executive  Vice  President  and Chief  Financial  Officer  Carl J.  Chaney  and Vice  President  and  Investor
Relations  Manager Paul D. Guichet will present the Hancock  Holding  Company  report during the  conference at New
York's Mandarin Oriental Hotel.

     A live webcast of the conference  will be available at  http://www.vcall.com/CEPage.asp?ID=90970.  A replay of the  conference  will be  available  at this link for a period of 12 months  after the  conference.  Investors  and analysts  can  access  a copy of the  presentation  by  visiting  Hancock's  web  site at  www.hancockbank.com  and selecting the Investor Relations link.

     Hancock  Holding  Company  is the parent  company of Hancock  Bank  Mississippi,  Hancock  Bank of  Louisiana,
Hancock Bank of Florida,  and Magna  Insurance  Company and has assets of $4.7  billion.  Founded in 1899,  Hancock
Bank  consistently  ranks among  America's  strongest,  safest  financial  institutions.  Hancock Bank operates 102 full-service offices and more than 140 automated teller machines throughout South Mississippi,  Louisiana,  and the
Florida  Panhandle,  as well as subsidiaries  Hancock  Investment  Services,  Inc.,  Hancock Insurance Agency,  and
Harrison Finance Company.

     Additional   corporate   information   and  online   banking  and   bill-pay   services   are   available   at
www.hancockbank.com.

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